Bright Health Group Fourth Quarter 2021 – Earnings Presentation March 2, 2022

Disclaimer Statements made in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements, and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies, and operational and financial outlook and guidance. These statements often include words such as “anticipate,” “expect,” “plan,” “believe,” “intend,” “project,” “forecast,” “estimates,” “projections,” “outlook,” and other similar expressions. These forward-looking statements include any statements regarding our plans and expectations with respect to Bright Health Group, Inc. (the Company). Such forward- looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Factors that might materially affect such forward-looking statements include: a lack of acceptance or slow adoption of our business model; our ability to retain existing consumers and expand consumer enrollment; our ability to accurately asses, code, and report IFP and MA risk adjustment factor scores for consumers; our ability to contract with care providers and arrange for the provision of quality care; our ability to accurately estimate our medical expenses, effectively manage our costs and claims liabilities or appropriately price our products and charge premiums; the impact of the ongoing COVID-19 pandemic on our business and results of operations; the risks associated with our reliance on third-party providers to operate our business; the impact of modifications or changes to the U.S. health insurance markets; our ability to manage the growth of our business; our ability to operate, update or implement our technology platform and other information technology systems; our ability to retain key executives; our ability to successfully pursue acquisitions and integrate acquired businesses; the occurrence of severe weather events, catastrophic health events, natural or man-made disasters, and social and political conditions or civil unrest; the impact of security incidents or breaches, loss of data and other related events on our members, patients, employees, and financial results; our ability to comply with requirements to maintain effective internal controls; and the other factors set forth under the heading “Risk Factors” in Bright Health Group’s prospectus filed pursuant to Rule 424(b)(4) on June 25, 2021 and our other filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations. This presentation contains Adjusted EBITDA, which is a non-GAAP financial measure. This non-GAAP financial measure is an addition, and not a substitute for or superior to the most directly comparable GAAP financial measure, Net Income (Loss). Bright Health Group believes this non-GAAP measure provides useful supplemental information to investors about our operating performance and uses this measure to provide a more complete understanding of the factors and trends affecting our business than GAAP results alone. We believe that this non-GAAP measure assists management and investors in comparing operating performance across reporting periods on a consistent basis by excluding and including items that management does not believe are indicative of Bright Health Group's core operating performance. Management believes these measures are useful to investors in highlighting trends in Bright Health's operating performance, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which it operates and capital investments. Management uses these measures to supplement GAAP measures of performance in the evaluation of the effectiveness of Bright Health's business strategies, to make budgeting decisions, to establish discretionary annual incentive compensation and to compare our performance against that of other peer companies using similar measures. Management supplements GAAP results with non-GAAP financial measures to provide a more complete understanding of the factors and trends affecting the business than GAAP results alone. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow available for management’s discretionary use as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. The presentation of this measure has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Because not all companies use identical calculations, the presentation of these measures may not be comparable to other similarly titled measures of other companies and can differ significantly from company to company. The reconciliation of this non-GAAP measure to the most directly comparable GAAP measure can be found in the appendix to this presentation. 2

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4 Key Themes Uniquely Challenging Year in 2021 Focused Action to Improve Near- Term Performance Tailwinds Supporting 2022 Performance Optimizing and Refining our Model for Long-term Success Continue to Target 2024 Breakeven Adjusted EBITDA

Bright Health Group Overview Building a technology-enabled, Fully Aligned national Integrated System of Care (ISoC) personalized for consumers 5 Integrated Care Delivery 2022 Footprint Across 17 States $6.8 - $7.1 Billion Bright Health Group 2022E Revenue ~$2.3B NeueHealth 2022E Revenue >1M Bright HealthCare AEP/OEP Membership NeueHealth Revenue from External Payors~40% ~400k NeueHealth Value-Based Patients By the Numbers As of March 2, 2022

Overview of Q4 2021 Results

Bright Health Group continued to demonstrate robust growth, while medical costs were impacted COVID and PPD

Enterprise Metrics ($M)

Revenue



167% Growth
$359.8
$962.3
Q4'20
Q4'21

Gross Margin(1)



($12.4)
($351.2)
Q4'20
Q4'21

Net Loss(2)



($163.8)
($813.4)
Q4'20
Q4'21

Adjusted EBITDA(2)(3)



($157.7)
(43.8%)
(82.1%)
($790.1)
Q4'20
Q4'21
Adj. EBITDA
% Margin

Medical Cost Ratio and Key Considerations

Bright Health Group MCR



105.4%
6.5%
98.9%
134.1%
8.6%
125.5%
Q4'20
Q4'21
MCR ex. COVID
COVID impact

Key Considerations

- In Q4'21, we increased our full-year IFP risk adjustment payable accrual based on updated data inputs, which reduced revenue by $148 million, of which $111 million relates to prior quarters
- In Q4’21, we recognized $139 million in Prior Period medical costs
- The combination of the prior period impacts from Risk Adjustment and medical costs increased MCR by 2,640bps in Q4’21
- $84 million of direct COVID costs during the quarter, ~860 bps impact to MCR

(1) Defined as total revenue less medical costs
(2) Net Loss and Adjusted EBITDA were inclusive of the impact of a $102.8 million Premium Deficiency Reserve (“PDR”) charge taken in the quarter due to expected future losses in certain states in 2022.
(3) A reconciliation of Adjusted EBITDA to Net Loss for applicable periods is contained in the appendix to this presentation

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Overview of YTD December 2021 Results

We believe YTD results are a better gauge of core business performance given large out-of-period adjustments in Q4 2021

Enterprise Metrics ($M)

Revenue



234% Growth
$1,207.3
$4,029.4
YTD 12/31/2020
YTD 12/31/2021

Operating Cost Ratio



33.9%
320bps Reduction
30.7%
YTD 12/31/2020
YTD 12/31/2021

Net Loss[1]



($248.4)
($1,178.4)
YTD 12/31/2020
YTD 12/31/2021

Adjusted EBITDA[1][2]



($238.9)
(19.8%)
(26.8%)
($1,080.9)
YTD 12/31/2020
YTD 12/31/2021
Adj. EBITDA
% Margin

Medical Cost Ratio and Key Considerations

Bright Health Group MCR



88.7%
4.0%
84.7%
101.3%
5.3%
96.0%
YTD 12/31/2020
YTD 12/31/2021
MCR ex. COVID
COVID impact

Key Considerations

- Recognized $208 million, ~530 bps, of direct COVID costs during the year
- Prior Period Development and 2020 Risk Adjustment negatively impacted 2021 MCR by 90bps
- GAAP Net Loss and Adjusted EBITDA (non-GAAP) include a negative impact from $102.8 million of premium deficiency reserve related to expected future losses in certain states in 2022

(1) Net Loss and Adjusted EBITDA were inclusive of the impact of a $102.8 million Premium Deficiency Reserve ("PDR") charge taken in the fourth quarter due to expected future losses in certain states in 2022.
(2) A reconciliation of Adjusted EBITDA to Net Loss for applicable periods is contained in the appendix to this presentation

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Medical Cost Ratio Bridge: Full Year 2020 to Full Year 2021 8 2020 to 2021 Bridge: Medical Cost Ratio (MCR) Note: Totals may not tie to the sum of the components due to rounding 84.7% 96.0% 88.7% 6.5% 3.1% 1.8% 101.3% 4.0% 1.3% 5.3% 2020 MCR IFP Risk Adjustment Rate Medical Cost Management Challenges Mix Changes and SEP Medical Costs Incremental COVID expense 2021 MCR MCR ex. COVID 2021 Items COVID

$47 $35 $34 $56 $84 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 Q1 Q2 Q3 Q4 2020 2021 COVID Expense Summary ($M) Overview of 2020 and 2021 COVID Costs Q4’21 COVID costs for Q4’21 dates of service meaningfully lower than Q3’21, but expenses impacted by charges from prior quarters 9 ~$208M of COVID Pressure in 2021 Note: Totals may not tie to the sum of the components due to rounding (1) 2021 COVID expenses include $18 million related to 2020 dates of service (1) • Q4’21 COVID costs include $27.5 million in costs for Q4’21 dates of service • $56.5 million in Q4’21 COVID costs related to dates of service in prior periods

NeueHealth Continues to Expand Rapidly Accelerated movement of consumers into Fully Aligned Integrated Systems of Care driving growth and performance 10 ($ in millions) YTD 12/31/2020 YTD 12/31/2021 YoY Growth Value-Based Patients(1) 21,126 175,587 731% Premium Revenue $7.8 $92.9 1092% Services Revenue 18.5 42.6 130% Investment Income - 80.2 NM Unaffiliated Revenue $26.3 $215.8 720% Affiliated Revenue 10.8 277.4 2,459% Total NeueHealth Revenue $37.1 $493.2 1,228% 1,012% YTD growth excluding investment income ~$2.3 billion FY’22 segment revenue guidance ~50k Medicare FFS patients managed through Direct Contracting 2021 Highlights 2022 Expectations 5.5x expected increase in revenue excluding investment income ~40% expected revenue from external payors (1) Value-Based Patients of 21,126 and 175,587 represent end of period figures as of 12/31/2020 and 12/31/2021, respectively

Balance Sheet and Liquidity Highlights

Summary Balance Sheet

($ in thousands)	December 31, 2020	December 31, 2021
Assets		
Cash and Cash Equivalents	$488,371	$1,061,179
Other Current Assets	691,436	599,021
Total Current Assets	$1,179,807	$1,660,200
Long-Term Investments	$175,176	$675,192
Goodwill and Intangibles, Net	415,246	1,179,000
Other Non-Current Assets	40,573	83,947
Total Other Assets	$630,995	$1,938,139
Total Assets	$1,810,802	$3,598,339
Liabilities and Other		
Total Liabilities	$593,859	$2,324,812
Redeemable Noncontrolling Interests	$39,600	$128,407
Redeemable Preferred Stock	1,681,015	—
Total Shareholders' (Deficit) Equity	(503,672)	1,145,120
Total Liabilities and Other	$1,810,802	$3,598,339

2021 Year-End Liquidity

- ~$1.9 billion in total cash and investments, including $198 million of non-regulated cash and short-term investments
- Regulated insurance entities sufficiently capitalized at or above statutory minimums

Current Liquidity

- Closed $750 million preferred equity issuance on January 3, 2022
- $155 million in proceeds used to pay down borrowings on credit facility and $200 million used to infuse capital into our regulated insurance entities
- ~$300 million available under current $350 million credit facility, with ~$50 million having been committed through a letter of credit to support NeueHealth's participation in CMS's Direct Contracting Program

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2022 Outlook 12 • Revenue of $6.8 – $7.1 billion • Medical Cost Ratio of 90% – 94% • Adjusted EBITDA of ($500) – ($800) million • Intercompany revenue elimination of $1.2 – $1.4 billion • AEP / OEP enrollment of over 1,000,000 members • End of year membership ~1,000,000 • Medical Cost Ratio of 88.5% - 92.5% Bright Health Group Enterprise Bright HealthCare • Value-based patients of ~400,000 • Revenue of ~$2.3 billion(1) with ~40% from external sources NeueHealth (1) Segment revenue before intercompany eliminations

2022 Adjusted EBITDA Bridge 13 Note: Totals may not tie to the sum of the components due to rounding Operating Expenses Reductions includes the impact of the $102.8 million of PDR booked in Q4’21 related to expected future losses in certain states in 2022. (1) A reconciliation of the projected Adjusted EBITDA, which is a forward-looking non-GAAP financial measure, to the most directly comparable GAAP financial measures, is not provided because the Company is unable to provide such reconciliation without unreasonable effort. The inability to provide a reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. These GAAP measures may include the impact of such items as interest expense, income tax expense, depreciation and amortization, share- based compensation expense; transaction costs, changes in the fair value of contingent consideration, contract termination costs; and the tax effect of all such items. Historically, the Company has excluded these items from non-GAAP financial measures. The Company currently expects to continue to exclude these items in future disclosures of non-GAAP financial measures and may also exclude other items that may arise (collectively, “non-GAAP adjustments”). The decisions and events that typically lead to the recognition of non-GAAP adjustments, such as a decision to exit part of the business, are inherently unpredictable as to if or when they may occur. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Guidance Bridge: Adjusted EBITDA(1)

Focused Actions and 2022 Tailwinds Positioning for Positive Performance Acting against the challenges of hyper growth to deliver near-term stability and a continued growth platform 14 2022 Focused Actions Company and Market Tailwinds Endemic COVID Normalized Special Enrollment Period Higher Retained Membership Reduced Operational Backlog Scaled and Diversified Business Addressed Talent and Cost Structure Risk Adjustment Action Unit Cost and Medical Management Claim and Clinical Platform Stabilization 2022 Pricing Action in Core Markets Targeted Actions and 2022 Tailwinds Deliver Shareholder Value

Scaled and Diversified Platform Across the Financing and Delivery of Care1 Flexible Market Model that Serves Consumers Across Different Market Types 2 Differentiated NeueHealth Business to Enable Continued Growth and Performance 4 Building the Country’s Leading Consumer Retail Healthcare Model Laying the foundation for transformational change in healthcare 15 Purpose Built Technology to Enable Outcomes in the Fully Aligned Care Model3

Appendix

Non-GAAP Reconciliation: Adjusted EBITDA 17 ($ in thousands) Three Months Ended Twelve Months Ended December 31, 2020 December 31, 2021 December 31, 2020 December 31, 2021 Net Loss ($163,832) ($813,375) ($248,442) ($1,178,365) Interest Expense -- 1,674 -- 7,956 Income Tax Expense (Benefit) 1 (8,296) (9,161) (26,521) Depreciation and Amortization 2,739 9,503 8,289 35,484 Transaction Costs 1,638 740 4,950 6,338 Share-Based Compensation Expense 1,730 25,189 5,452 68,423 Change in Fair Value of Contingent Consideration -- (5,584) -- (4,221) Contract Termination Costs -- -- -- 10,000 Adjusted EBITDA ($157,724) ($790,149) ($238,912) ($1,080,906) Adjusted EBITDA(1) (1) Q4’21 and full year 2021 Net Loss and Adjusted EBITDA were inclusive of the impact of a $102.8 million Premium Deficiency Reserve (“PDR”) charge taken in the fourth quarter due to expected future losses in certain states in 2022.